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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):   August 19, 2002


                             LumaLite Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


                                     Nevada

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                 (State or other jurisdiction of incorporation)


        0-4846-3                                           82-0288840
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(Commission File Number)                       (IRS Employer Identification No.)



                          2810 Via Orange Way, Suite B
                        Spring Valley, California 91978
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (619) 660-5410
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Consil Corp, 6975 South Union Park Center, Suite 600, Salt Lake City, Utah 84097
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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

     On August 19, 2002, each of the Principal Executive Officer, Dr. Dale Rorabaugh, and the Principal Financial Officer, Hank Schumer, of LumaLite Holdings, Inc. ("LHI") made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, relating to the quarterly report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMALITE HOLDINGS, INC.
(Registrant)

By: /s/ Hank Schumer
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Name: Hank Schumer
Title: Chief Financial Officer

Date: August 19, 2002
                                  EXHIBIT INDEX

Exhibit No.        Description

99.1 Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.ss. 1350 relating to the quarterly report on Form 10-Q for the quarter ended June 30, 2002.

99.2 Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.ss. 1350 relating to the quarterly report on Form 10-Q for the quarter ended June 30, 2002.

















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